[LOGO OF CITIZENS FUNDS(R)]

Fundamentally Strong. Socially Responsible.

PROSPECTUS AUGUST 29, 2003


-------------------------------------------------------------------------------

OVERVIEW                                                     Inside Front Cover

FUNDS
Citizens 300 Fund                                                             1
Citizens Core Growth Fund                                                     2
Citizens Emerging Growth Fund                                                 4
Citizens Small Cap Core Growth Fund                                           6
Citizens Value Fund                                                           8
Citizens Global Equity Fund                                                  10
Citizens Balanced Fund                                                       12
Citizens Ultra Short Bond Fund                                               13
Citizens Income Fund                                                         14
Citizens Money Market Fund                                                   16

DESCRIPTION OF RISK TERMS                                                    18

FEES AND EXPENSES                                                            20

FINANCIAL HIGHLIGHTS                                                         22

OTHER POLICIES AND RISKS                                                     28

MANAGEMENT OF THE FUNDS
The Investment Adviser                                                       29
The Subadviser                                                               30

YOUR ACCOUNT
Procedures When Opening an Account                                           31
Classes of Shares                                                            31
How to Buy Shares                                                            32
How to Sell Shares                                                           32
Important Notice Regarding Delivery
 of Shareholder Documents                                                    35
Investor Services                                                            35
Costs for Services                                                           35
Dividends and Distributions                                                  36
Tax Information                                                              37

TO LEARN MORE                                                        Back Cover

-------------------------------------------------------------------------------

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

OVERVIEW

At Citizens Funds, our goal is to deliver strong investment performance by investing in companies that we believe are fundamentally strong and socially responsible.

Our philosophy We believe that a company's financial performance goes well beyond its balance sheet and income statement. Our investment decisions are based on the central belief that good corporate citizenship can enhance company performance -- and bad corporate citizenship can hurt company performance.

Our investment process In managing our funds, we utilize a unique investment approach called fundamental social research. This process integrates traditional fundamental investment analysis with an in-depth investigation into the corporate responsibility of individual companies. In analyzing financial criteria and business fundamentals, each of our funds has a "quality" theme, which focuses on companies with healthy balance sheets and stable, more predictable earnings. At the same time we look at a variety of qualitative factors, including each company's record on social, environmental, and corporate governance criteria. By examining a comprehensive set of variables that can impact -- positively or negatively -- a company's overall performance, we believe we gain a unique, 360-degree view of the risk and reward potential associated with individual securities and our overall portfolios.

Risk management We use a number of investment techniques in an ongoing effort to manage the inherent risk of each fund. We also examine the overall investment characteristics of each fund to seek to ensure that risk is controlled in a manner that is consistent with each fund's investment objective. While we can take steps to manage the risks of investing, market behavior is unpredictable, especially in the short term.

A diverse range of funds Citizens Funds is a diversified family of socially responsible mutual funds. We offer a range of funds designed to meet a variety of investor needs -- from capital preservation and monthly income to long-term growth of capital. If you have a long-term investment horizon and you're comfortable with the risks of financial markets and mutual funds, then one or more of our stock funds may be an appropriate investment for you. If you have a shorter time horizon, prefer lower-risk investments, or are seeking to diversify your overall portfolio, we also offer fixed-income and money market funds that may be appropriate for you. Each fund and its risk profile are more fully described in the following pages.

If you have any questions about our funds and their investment performance or strategies, please call us at 800.223.7010 or visit www.citizensfunds.com.

CITIZENS 300 FUND

Goal Seeks long-term                                  STANDARD
capital appreciation                                  ----------
                                    TICKER SYMBOL     N/A
                                    CUSIP NUMBER      174688 747

Main Strategies The fund seeks its objective by attempting to replicate, as closely as possible, the composition and performance of the Citizens Index. The Citizens Index, which the fund's investment adviser created and maintains, is a market-weighted index designed to reflect the large-capitalization portion of the domestic equity market. The Index consists of approximately 300 large-sized U.S. companies that have met Citizens Advisers' financial and social criteria. The fund invests in companies in the Index in the same proportion that the companies appear in the Index; because the Index is capitalization weighted, relatively larger companies have greater representation in the Index and the fund than smaller ones.

The fund is newly organized and initially may not be able to invest in every company in the Index. During normal market conditions and after achieving sufficient scale, the fund will try to achieve a 95% correlation, before expenses, with the performance of the Index. A 100% correlation would mean that the fund and the Index are perfectly matched. Although the fund will attempt to replicate the composition and performance of the Index as closely as possible, fund fees and expenses will prevent exact correlation and generally will result in the fund slightly underperforming the Index.

Under special circumstances, for defensive purposes or to reduce concentration in a particular industry, issuer or economic sector, the adviser may cause the fund's assets to vary from the Index temporarily. The fund may invest comparatively heavily in higher-risk sectors, such as the technology sector, or in certain stocks with above-average risks.

The fund will buy and sell securities as the composition of the Index changes. Citizens Advisers reviews the Index on a regular basis. Companies may be removed from the Index for a variety of reasons, including deteriorating financial condition, failing social responsibility screens, or the composition of the Index failing to be representative of the large-capitalization domestic equity market. If a company is removed the adviser will typically replace it with one or more companies that meet the adviser's financial and social criteria.

Under normal circumstances, the fund will hold a small amount of cash or money market instruments (usually no more than 5% of assets) for operating expenses and to fund redemption requests.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

.. Market risks             . Sector and company risks       . Index-related risk

Performance Because the fund is new, performance information is not provided in this prospectus.

PORTFOLIO MANAGER

Sophia Collier (since inception)
..    Principal Owner and Chair, Citizens Advisers (since 1991)
..    President, Citizens Funds (1991 - 1998, since 2002)
..    President, Citizens Advisers, Citizens Securities (1991 - 1998, since 2002)

CITIZENS CORE GROWTH FUND

Goal Seeks long-term                   STANDARD    INSTITUTIONAL  ADMINISTRATIVE
capital appreciation                   ----------  -------------  --------------
                       TICKER SYMBOL   WAIDX       WINIX          CGADX
                       CUSIP NUMBER    174688 408  174688 507     174688 887
                       INCEPTION DATE  03/03/95    01/25/96       02/04/00

Main Strategies The fund uses what we call a "quality growth" strategy to seek long term-capital appreciation by investing primarily in large-cap companies based in the United States. We focus on companies that we believe are current leaders or emerging leaders in their industries and show a high level of corporate responsibility. We favor companies we believe have superior financial strength, strong management and growing sales and earnings resulting from innovation, scale and efficiencies. During normal market conditions we invest at least 65% the fund's assets in the common stock of companies that are larger than $8 billion dollars in market capitalization at the time of purchase.

An important strategy for the fund is sector weighting. In order to take advantage of opportunities we may invest relatively more or less of the fund's assets in a specific industry or group of related industries, including higher-risk sectors such as technology. In managing the fund we are mindful of valuation. We seek to purchase shares at valuations that we believe are well justified by the company's fundamentals and sell shares when they reach our target price or if the company no longer meets our social or financial standards.

Citizens Core Growth Fund's disciplined, quality growth strategy is an appropriate option to be considered by long-term investors.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

..    Market risks
..    Sector and company risks
..    Portfolio turnover risks

CO-PORTFOLIO MANAGERS

Sophia Collier (since inception)
..    Principal Owner and Chair, Citizens Advisers (since 1991)
..    President, Citizens Funds (1991 - 1998, since 2002)
..    President, Citizens Advisers, Citizens Securities (1991 - 1998, since 2002)

Robert Barringer, CFA (since 11/02)
..    Vice President and Portfolio Manager, Citizens Advisers (since 2002)
..    Senior Equity Analyst, Citizens Advisers (2001 - 2002)
..    Director & Co-Portfolio Manager, AEW Capital Management (1997 - 1999)

PERFORMANCE

             Annual Total Returns For the calendar years indicated.

[CHART APPEARS HERE]

    '96          23.07%
    '97          34.96%
    '98          42.75%
    '99          27.49%
    '00         -20.75%
    '01         -18.22%
    '02         -25.74%

The Citizens Core Growth Fund year-to-date return as of June 30, 2003, was
9.60%.
Best and Worst Quarterly Performance (during period shown above):
Best quarter: 27.49%, Q4 '98 -- Worst quarter: -18.04%, Q3 '01

The bar chart above shows the risks of investing in this fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

Average Annual Total Returns The table below compares before-tax average annual total returns with after-tax average annual total returns and with two unmanaged market indices for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                                                                     Since         Inception
AS OF DECEMBER 31, 2002                         1 year   5 years   inception          date
--------------------------------------------------------------------------------------------

Standard shares (before taxes)                  -25.74%    -2.62%       7.82%       03/03/95
Standard shares (after taxes on distributions)  -25.74%    -3.32%       6.98%
Standard shares (after taxes on distributions
 and sale of shares)                            -15.81%    -2.08%       6.36%
Institutional shares                            -25.24%    -1.94%       6.41%       01/25/96
Administrative shares                           -25.47%      N/A      -21.27%       02/04/00

S&P 500 Index/1/ (since inception of Standard
 shares)                                        -22.10%    -0.59%       9.69%/2/    03/03/95
   (since inception of Institutional shares)                            6.82%/2/    01/25/96
   (since inception of Administrative shares)                         -14.11%/2/    02/04/00
Russell 1000 Growth Index/3/ (since inception
 of Standard shares)                            -27.88%    -3.84%       7.06%/4/    03/03/95
   (since inception of Institutional shares)                            4.05%/2/    01/25/96
   (since inception of Administrative shares)                         -24.22%/2/    02/04/00

----------
/1/ An unmanaged, broad-based stock index that includes 500 of the most widely held U.S. companies.
/2/ Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.
/3/  An unmanaged stock index that includes large-sized U.S. companies.
/4/ Return since the inception date of the Standard share class is not available. Performance provided is as of the month end following the inception date.

CITIZENS EMERGING GROWTH FUND

Goal Seeks aggressive                  STANDARD    INSTITUTIONAL  ADMINISTRATIVE
growth                                 ----------  -------------  --------------
                       TICKER SYMBOL   WAEGX       CEGIX          CGRDX
                       CUSIP NUMBER    174688 200  174688 853     174688 846
                       INCEPTION DATE  02/08/94    11/01/99       02/04/00

Main Strategies The fund seeks aggressive growth by investing in mid-cap companies that we believe are poised for significant appreciation. During normal market conditions we invest at least 65% of the fund's assets the common stock of U.S. companies that are between $2 billion and $10 billion in market capitalization at the time of purchase. We favor companies with innovative new products, services or business strategies and a high degree of corporate responsibility. This type of investing can be highly rewarding; however, it also entails special risks because emerging companies generally have less management depth and financial resources than larger companies. Emerging companies may also have valuations that can decline rapidly if growth slows.

We have an active buy and sell discipline. This historically has resulted in a high turnover, as we have sought to realize gains or dispose of companies whose earnings have disappointed. To moderate risk we seek to invest in a basket of companies in industries where we are invested. We also restrict our holdings in any one stock to no more than 3.5% of the fund's assets at the time acquired. Another way we seek to add value is through industry weightings, positioning the fund's assets in those industries where we believe appreciation potential is the highest. At times, this may include higher-risk sectors such as technology. We may also invest in initial public offerings (IPOs), which may increase volatility.

Citizens Emerging Growth Fund is an appropriate option to be considered by long-term investors who are seeking to allocate a portion of their assets to a disciplined, aggressive growth strategy.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

..    Market risks
..    Sector and company risks
..    Small- and medium-sized company risks
..    IPO risks
..    Portfolio turnover risks

PORTFOLIO MANAGER

Jeffrey J. Schappe, CFA (since 4/02)
..    Senior Vice President, Chief Investment Officer, Citizens Advisers (since
     2002)
..    Vice President, Director of Research, Citizens Advisers (2001 - 2002)
..    Senior Vice President, Director of Equity Research, George K. Baum & Co.
     (1998 - 2000)
..    Portfolio Manager, Conseco Capital Management (1991 - 1998)

PERFORMANCE

             Annual Total Returns For the calendar years indicated.

[CHART APPEARS HERE]

    '95            40.73%
    '96            13.91%
    '97            17.69%
    '98            42.71%
    '99            68.09%
    '00            -0.64%
    '01           -32.96%
    '02           -28.72%

The Citizens Emerging Growth Fund year-to-date return as of June 30, 2003, was 12.64%.
Best and Worst Quarterly Performance (during period shown above): Best quarter: 42.46%, Q4 '99 -- Worst quarter: -27.80%, Q3 '01

The bar chart above shows the risks of investing in this fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

Average Annual Total Returns The table below compares before-tax average annual total returns with after-tax average annual total returns and with two unmanaged market indices for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                                                                          Since        Inception
AS OF DECEMBER 31, 2002                              1 year   5 years   inception         date
------------------------------------------------------------------------------------------------

Standard shares (before taxes)                       -28.72%     2.64%       9.82%      02/08/94
Standard shares (after taxes on distributions)       -28.72%    -1.31%       5.97%
Standard shares (after taxes on distributions
 and sale of shares)                                 -17.63%     1.25%       6.83%
Institutional shares                                 -28.25%      N/A      -14.65%      11/01/99
Administrative shares                                -28.44%      N/A      -23.81%      02/04/00

Russell MidCap Growth Index/1/ (since inception of
 Standard shares)                                    -27.41%    -1.82%       6.13%/2/   02/08/94
   (since inception of Institutional shares)                               -12.19%/3/   11/01/99
   (since inception of Administrative shares)                              -22.31%/3/   02/04/00
S&P MidCap 400 Index/4/ (since inception of
 Standard shares)                                    -14.51%     6.41%      11.87%/3/   02/08/94
   (since inception of Institutional shares)                                 3.44%/3/   11/01/99
   (since inception of Administrative shares)                               -0.27%/3/   02/04/00

----------
/1/  An unmanaged stock index that includes mid-sized U.S. companies.
/2/ Return since the inception date of the Standard share class is not available. Performance provided is as of the month end following the inception date.
/3/ Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.
/4/  An unmanaged stock index that includes 400 mid-sized U.S. companies.

CITIZENS SMALL CAP CORE GROWTH FUND

Goal Seeks capital                         STANDARD
appreciation                               ----------
                          TICKER SYMBOL    CSCSX
                          CUSIP NUMBER     174688 101
                          INCEPTION DATE   12/28/99

Main Strategies The fund's strategy is to seek capital appreciation by investing in growing small-cap companies. During normal market conditions we invest at least 80% of the fund's net assets in the common stock of U.S companies between $121 million and $1.3 billion in market capitalization at the time of purchase. We favor attractively valued companies that we believe have new, potentially breakthrough, products, services or business strategies where there are clear opportunities for growth. We also look for managements that are passionate about their products and services and exhibit a high degree of corporate responsibility and motivation to grow their businesses.

We believe the small-cap segment is a high-potential part of the stock market because it is lightly followed by Wall Street. Promising companies can be completely overlooked and thus undervalued, providing the potential for excellent capital appreciation. With this opportunity, however, come special risks. The shares of smaller companies frequently have greater volatility because they are more thinly traded. Further, the companies themselves may have fewer resources to weather storms and may be reliant on a small group of managers, customers or vendors.

In order to take advantage of opportunities we may over or underweight a specific industry or group of related industries, including higher-risk sectors such as technology. We may also purchase initial public offerings (IPOs), which may increase volatility. Historically, the fund has had a high portfolio turnover rate.

Citizens Small Cap Core Growth Fund's strategy is an appropriate option to be considered by investors who are seeking to allocate a portion of their assets to a disciplined, active small-cap growth strategy.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

..    Market risks
..    Sector and company risks
..    Small-sized company risks
..    IPO risks
..    Portfolio turnover risks

PORTFOLIO MANAGER

Jeffrey J. Schappe, CFA (since 11/01)
..    Senior Vice President, Chief Investment Officer, Citizens Advisers (since
     2002)
..    Vice President, Director of Research, Citizens Advisers (2001 - 2002)
..    Senior Vice President, Director of Equity Research, George K. Baum & Co.
     (1998 - 2000)
..    Portfolio Manager, Conseco Capital Management (1991 - 1998)

PERFORMANCE

             Annual Total Returns For the calendar years indicated.

[CHART APPEARS HERE]

     '00        -6.13%
     '01         8.76%
     '02       -25.42%

The Citizens Small Cap Core Growth Fund year-to-date return as of June 30, 2003, was 14.08%.
Best and Worst Quarterly Performance (during period shown above): Best quarter: 27.22%, Q4 '01 -- Worst quarter: -18.52%, Q3 '02

The bar chart above shows the risks of investing in this fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

Average Annual Total Returns The table below compares before-tax average annual total returns with after-tax average annual total returns and with two unmanaged market indices for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                                                           Since       Inception
AS OF DECEMBER 31, 2002                          1 year  inception        date
--------------------------------------------------------------------------------

Standard shares (before taxes)                   -25.42%     -8.66%     12/28/99
Standard shares (after taxes on distributions)   -25.42%     -8.69%
Standard shares (after taxes on distributions
 and sale of shares)                             -15.61%     -6.81%

Russell 2000 Growth Index/1/                     -30.26%    -21.09%/3/
S&P SmallCap 600 Index/2/                        -14.63%      0.56%/3/

----------
/1/  An unmanaged stock index that includes small-sized U.S. companies.
/2/  An unmanaged stock index that includes 600 small-sized U.S. companies.
/3/ Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

CITIZENS VALUE FUND

Goal Seeks long-term
capital appreciation                   STANDARD
                                       ----------
                      TICKER SYMBOL    MYPVX
                      CUSIP NUMBER     174688 820
                      INCEPTION DATE   06/13/96

Main Strategies The fund uses what we call a "quality value" strategy to seek long-term capital appreciation by investing primarily in large-cap companies based in the United States. We focus on companies that we believe have shares selling at an attractive discount to their peers or historic norms, using measures of worth such as price-to-book value, price-to-sales value, break-up-value or other metrics that are appropriate to a specific industry. We favor companies that have a high degree of corporate responsibility, strong balance sheets and management. We also look for catalysts that will stimulate share price appreciation. During normal market conditions we invest at least 65% the fund's assets in the common stock of companies that are larger than $8 billion dollars in market capitalization at the time of purchase.

By assessing the relative value of companies within industries we are able to invest across many sectors of the stock market, rather than concentrating in few sectors as would be required if we used absolute, rather than relative, value standards. We believe this allows greater diversity and lower risk than a more concentrated strategy.

Citizens Value Fund's disciplined, quality value strategy is an appropriate option to be considered by long-term investors.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

..    Market risks
..    Sector and company risks
..    Small and medium-sized company risks

PORTFOLIO MANAGER

Sophia Collier (since 8/03)
..    Principal Owner and Chair, Citizens Advisers (since 1991)
..    President, Citizens Funds (1991 - 1998, since 2002)
..    President, Citizens Advisers, Citizens Securities (1991 - 1998, since 2002)

PERFORMANCE

             Annual Total Returns For the calendar years indicated.

[CHART APPEARS HERE]

          '97          21.79%
          '98          13.61%
          '99          28.34%
          '00          -0.18%
          '01          13.41%
          '02         -40.50%

The Citizens Value Fund year-to-date return as of June 30, 2003, was 14.44%. Best and Worst Quarterly Performance (during period shown above): Best quarter: 21.58%, Q4 '98 -- Worst quarter: -24.98%, Q2 '02

The bar chart above shows the risks of investing in this fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

Average Annual Total Returns The table below compares before-tax average annual total returns with after-tax average annual total returns and with two unmanaged market indices for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                                                                         Since        Inception
AS OF DECEMBER 31, 2002                           1 year   5 years/1/  inception/1/      date
-----------------------------------------------------------------------------------------------
Standard shares (before taxes)                    -40.50%    -0.36%         4.00%      06/13/96
Standard shares (after taxes on distributions)    -40.50%    -2.77%         1.37%
Standard shares (after taxes on distributions
 and sale of shares)                              -24.87%    -0.62%         2.66%

S&P 500 Index/2/                                  -22.10%    -0.59%         5.84%/4/
Russell 1000 Value Index/3/                       -15.52%     1.16%         7.69%/4/

----------
/1/ Effective September 24, 2001, the Meyers Pride Value Fund was reorganized into the fund. Unless otherwise noted, performance set forth in this prospectus for the fund for periods prior to September 24, 2001, are those of the Meyers Pride Value Fund.
/2/ An unmanaged broad-based stock index that includes 500 of the most widely held U.S. companies.
/3/  An unmanaged stock index that includes large-sized U.S. companies.
/4/ Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

CITIZENS GLOBAL EQUITY FUND

Goal Seeks capital                   STANDARD    INSTITUTIONAL   ADMINISTRATIVE
appreciation                         ----------  -------------   --------------
                     TICKER SYMBOL   WAGEX       CGEIX           CEADX
                     CUSIP NUMBER    174688 309  174688 879      174688 861
                     INCEPTION DATE  02/08/94    11/01/99        02/04/00

Main Strategies The fund seeks capital appreciation by investing in promising companies throughout the world. Under normal circumstances, the fund will invest substantially all (and in any event, not less than 80%) of its net assets in equity securities. We use a "region neutral" approach where we invest in large areas such as Asia, Europe or the Americas in a percentage equal to the relative size of these region's stock markets. Under normal circumstances, we invest in a minimum of three countries, but will typically invest much more broadly. To limit risk, we will not invest more than 25% of total assets in emerging markets (such as Russia, Malaysia and Pakistan).

We favor larger, high-quality companies. These are typically companies in strong competitive positions with high recurring demand for their products or services. When we believe the situation warrants we will also invest in smaller companies or those with potential to benefit from cyclical business opportunities. At times, in an effort to take advantage of an opportunity, we may invest comparatively heavy or light in a given economic sector (cluster of related industries), including higher-risk sectors such as technology. The fund historically has had a high portfolio turnover rate.

Global investing has great promise and offers the opportunity to seek return throughout the world rather than only in a single country, however, with this potential comes special risks. Specifically, securities markets outside of the United States are often less efficient and more volatile. Local country governments may adopt policies that hurt foreign investors. These policies could include currency controls, inadequate or excessive regulation, high taxation or, in the most extreme case, confiscation. Another risk is the fluctuation of currency exchange rates. Since the fund is denominated in dollars, the movement of local currencies versus the dollar will impact the fund's value. Since we do not engage in currency hedging, this impact can help or hurt the fund's shares.

Citizens Global Equity Fund's strategy is an appropriate option for long-term investors who are seeking to allocate a portion of their assets to an active global strategy.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

..    Market risks
..    Sector and company risks
..    Small- and medium-sized company risks
..    Portfolio turnover risks
..    Foreign investing risks

PORTFOLIO MANAGER

Team Leader:
Kimberly D. Gluck, CFA (since 3/02)
..    Portfolio Manager and leader of the U.S. Large Cap Equity Team, SSgA Funds
     Management, Inc. (since May 2001)
..    Portfolio Manager, State Street Global Advisors (since 1994)
..    Portfolio Manager, Hutchins, Wheeler & Dittmar (1987 - 1994)

PERFORMANCE

             Annual Total Returns For the calendar years indicated.

[CHART APPEARS HERE]

      '95          13.74%
      '96          13.16%
      '97          19.91%
      '98          32.26%
      '99          74.09%
      '00         -19.37%
      '01         -29.02%
      '02         -21.43%

The Citizens Global Equity Fund year-to-date return as of June 30, 2003, was 4.94%.
Best and Worst Quarterly Performance (during period shown above): Best quarter: 46.07%, Q4 '99 -- Worst quarter: -20.94%, Q1, '01

The bar chart above shows the risks of investing in this fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

Average Annual Total Returns The table below compares before-tax average annual total returns with after-tax average annual total returns and with one unmanaged market index for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns for other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                                                                         Since       Inception
AS OF DECEMBER 31, 2002                            1 year    5 years   inception        date
----------------------------------------------------------------------------------------------
Standard shares (before taxes)                     -21.43%      0.70%       5.09%     02/08/94
Standard shares (after taxes on distributions)     -21.43%     -0.14%       4.33%
Standard shares (after taxes on distributions
 and sale of shares)                               -13.16%      0.55%       4.06%
Institutional shares                               -20.96%       N/A      -13.98%     11/01/99
Administrative shares                              -21.25%       N/A      -25.95%     02/04/00

MSCI World Index/1/ (since inception of
 Standard shares)                                  -19.89%     -2.11%       4.16%/2/  02/08/94
     (since inception of Institutional shares)                            -13.02%/2/  11/01/99
     (since inception of Administrative shares)                           -16.31%/2/  02/04/00

----------
/1/ An unmanaged market capitalization-weighted index designed to represent the performance of the world's developed stock markets.
/2/ Index comparison begins on the inception date of the respective share class. Index performance reflects no deduction for fees, expenses or taxes.

CITIZENS BALANCED FUND

Goal Seeks current income
and capital appreciation                     STANDARD
                                             ----------
                            TICKER SYMBOL    N/A
                            CUSIP NUMBER     174688 788
                            INCEPTION DATE   12/20/02

Main Strategies The fund's strategy is to seek current income and capital appreciation by investing in a blend of both equity and fixed-income securities. The aim is to lower the portfolio's overall risk while still providing an attractive means of investing in the financial markets. The percentage of stocks and fixed-income securities will vary based upon our assessment of economic and market conditions. Under normal market conditions we will typically invest approximately 60% of the fund in common stocks with the balance in bonds or mortgage-backed securities. However, in periods of economic expansion we may allocate up to 75% of the portfolio to stocks. During economic downturns the stock weighting could fall as low as 25%.

In the equity portion of the fund we favor the common stock of high-quality, large-cap companies based in the United States. These are typically companies that we believe are financially strong leaders in their industries, with excellent records of corporate responsibility and market capitalizations greater than $8 billion at the time of purchase. At times, we will also hold promising smaller companies.

We typically invest the fixed-income portion of the fund in corporate debt (including high-yield "junk" bonds) and government debt with maturities ranging from 2 to 30 years, with the goal of maintaining a weighted average maturity between 3 and 8 years during normal market conditions. The fund may also hold various types of short-term, money market securities such as discount notes, corporate paper or government obligations.

The Citizens Balanced Fund is an appropriate option for long-term investors seeking a diversified way to invest in the equity markets while still earning current income.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

..    Market risks
..    Credit risks
..    Sector and company risks
..    Prepayment and extension risks
..    Interest rate risks

Performance Because the fund did not have a full calendar year of performance to report as of the date of this prospectus, performance information is not provided in this prospectus.

CO-PORTFOLIO MANAGERS

Robert Barringer, CFA (since inception)
..    Vice President and Portfolio Manager, Citizens Advisers (since 2002)
..    Senior Equity Analyst, Citizens Advisers (2001 - 2002)
..    Director & Co-Portfolio Manager, AEW Capital Management (1997 - 1999)

Susan Kelly (since inception)
..    Portfolio Manager, Citizens Advisers (since 2000)
..    Assistant Portfolio Manager, John Hancock Advisors (1997 - 2000)
..    Assistant Portfolio Manager and Assistant Vice President, Smith Barney
     (1990 - 1997)

CITIZENS ULTRA SHORT BOND FUND

Goal Seeks a high level of
current income consistent
with preservation of capital            STANDARD
                                        ----------
                       TICKER SYMBOL    N/A
                       CUSIP NUMBER     174688 770
                       INCEPTION DATE   11/21/02

Main Strategies In managing the fund we will invest primarily (at least 80% of the fund's net assets under normal circumstances) in bonds and related instruments. Typically these investments are rated investment grade (those whose credit quality puts them among the top four rating categories) at the time of purchase. At times we may buy lower-rated securities. Our investments may include various types of corporate debt issues, obligations of the U.S. government and its agencies and instrumentalities (including mortgage-backed securities), discount notes, commercial paper or other short-term obligations, and debt securities of foreign issuers (including Yankee bonds, which are dollar-denominated bonds issued by foreign issuers).

In an effort to minimize price fluctuations, we expect the fund to maintain a relatively low average duration of approximately one year or less. Duration is a measure of the expected life of a fixed-income security and is used to determine the sensitivity of the security's price to changes in interest rates. The shorter a security's duration, the less sensitive it generally is to changes in interest rates.

The fund is actively managed, meaning that we continually seek to hold securities that provide attractive income potential and low risk to investment principal, and eliminate those that do not. While our strategy is designed to minimize volatility, it may result in a lower yield (the income on your investment) than investing in lower-quality or longer-term investments.

It is also important to remember that the Ultra Short Bond Fund is not a money market fund and does not seek to maintain a stable net asset value. Your shares in the fund, when redeemed, may be worth more or less than their original cost.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

..    Market risks
..    Interest rate risks
..    Credit risks
..    Prepayment and extension risks

Performance Because the fund did not have a full calendar year of performance to report as of the date of this prospectus, performance information is not provided in this prospectus.

PORTFOLIO MANAGER

Susan Kelly (since inception)
..    Portfolio Manager, Citizens Advisers (since 2000)
..    Assistant Portfolio Manager, John Hancock Advisors (1997 - 2000)
..    Assistant Portfolio Manager and Assistant Vice President, Smith Barney
     (1990 - 1997)

CITIZENS INCOME FUND

Goal Seeks to generate                  STANDARD
current income and                      ----------
to pay a monthly       TICKER SYMBOL    WAIMX
dividend               CUSIP NUMBER     174688 606
                       INCEPTION DATE   06/10/92

Main Strategies In managing the fund we invest mainly in fixed-income securities with maturities of anywhere from 2 to 30 years, although at times the fund may also hold short-term securities (such as money market instruments) for investment purposes. During normal market conditions, the fund will maintain a weighted average maturity of between 3 and 15 years.

The fund is actively managed, meaning that we continually seek to hold securities that provide attractive income potential and eliminate those that do not. We will invest primarily in investment-grade securities (those whose credit quality puts them among the top four rating categories). However, we have the ability to invest up to 35% of the fund's assets in high-yield securities, commonly known as junk bonds. To diversify the fund's holdings, we may invest in various types of securities, including corporate debt issues, obligations of the U.S. government and its agencies and instrumentalities (including mortgage-backed securities), debt and equity securities of real estate investment trusts, equity securities (such as warrants and preferred stock), discount notes, corporate paper or other short-term obligations, and debt securities of foreign issuers (including Yankee bonds, which are dollar-denominated bonds issued by foreign issuers).

At times, in an effort to take advantage of an opportunity, we may invest comparatively heavy or light in a given economic sector (cluster of related industries), including higher-risk sectors such as technology.

Main Risks to Fund Investors (see Description of Risk Terms on pages 18 - 19)

..    Market risks
..    Interest rate risks
..    Credit risks
..    Prepayment and extension risks
..    Sector risks

PORTFOLIO MANAGER

Susan Kelly (since 12/00)
..    Portfolio Manager, Citizens Advisers (since 2000)
..    Assistant Portfolio Manager, John Hancock Advisors (1997 - 2000)
..    Assistant Portfolio Manager and Assistant Vice President, Smith Barney
     (1990 - 1997)

PERFORMANCE

             Annual Total Returns For the calendar years indicated.

[CHART APPEARS HERE]

    '93        9.96%
    '94       -3.08%
    '95       17.38%
    '96        4.84%
    '97       10.48%
    '98        5.80%
    '99       -0.82%
    '00        7.22%
    '01        4.37%
    '02        3.51%

The Citizens Income Fund year-to-date return as of June 30, 2003, was 5.67%. Best and Worst Quarterly Performance (during period shown above): Best quarter: 5.08%, Q1 '95 -- Worst quarter: -2.24%, Q1 '94

The bar chart above shows the risks of investing in this fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

Average Annual Total Returns The table below compares before-tax average annual total returns with after-tax average annual total returns and with one unmanaged market index for the periods shown. After-tax returns are shown for only Standard shares. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

                                                                                       Since         Inception
AS OF DECEMBER 31, 2002                              1 year    5 years   10 years      inception     date
--------------------------------------------------------------------------------------------------------------
Standard shares (before taxes)                         3.51%      3.98%      5.82%           N/A      06/10/92
Standard shares (after taxes on distributions)         1.55%      1.62%      3.37%           N/A
Standard shares (after taxes on distributions
 and sale of shares)                                   2.12%      2.00%      3.44%           N/A

Lehman Brothers U.S. Aggregate Bond Index/1/          10.25%      7.54%      7.51%/2/        N/A

----------
/1/ An unmanaged index of taxable, investment-grade fixed-income securities, including government, mortgage-backed and asset-backed securities.
/2/ Index comparison begins on the inception date of the Standard share class. Index performance reflects no deduction for fees, expenses or taxes.

CITIZENS MONEY MARKET FUND

Goal Seeks current
income consistent with
safety and liquidity                 STANDARD      INSTITUTIONAL
                                     ----------    -------------
                  TICKER SYMBOL      WKAXX         WAIXX
                  CUSIP NUMBER       174688 705    174688 804
                  INCEPTION DATE     08/30/83      02/01/96

Main Strategies In managing the fund we invest in money market instruments, which include high-quality, short-term debt obligations issued by the U.S. government and its agencies and instrumentalities, or by corporations, banks or other financial institutions. We may also invest in commercial paper (short-term corporate obligations), asset-backed commercial paper (commercial paper backed by receivables), and extendible commercial notes (a type of commercial paper whose maturity may be lengthened by the issuer). Although it cannot guarantee that it will do so, the fund seeks to maintain a stable $1.00 share price.

Federal regulations strictly limit the securities a money market fund may buy. All securities must either be rated in the top two tiers of credit quality for money market instruments or, if unrated, must be of equivalent quality, as determined by the investment adviser. In the fund's case, we invest only in securities in the top tier of credit quality, rather than the permissible top two tiers. (A security that is rated below the top tier by no more than one rating organization can still be considered to be in the top tier if two other rating organizations rate it so.)

Federal regulations also state that all securities must pay principal and interest in U.S. dollars, and must have a maturity of 397 days (approximately 13 months) or less. In addition, a money market fund must maintain a dollar-weighted average maturity of no more than 90 days.

The fund invests in securities through an underlying mutual fund operating according to the standards defined above.

Main Risks to Fund Investors (see Description of Money Market Fund Risks on page
19)

..    Market risks
..    Interest rate risk
..    Credit risks
..    Money market instrument risks
..    Yield fluctuation risk
..    Inflation risk

PORTFOLIO MANAGER

Susan Kelly (since 3/00)
..    Portfolio Manager, Citizens Advisers (since 2000)
..    Assistant Portfolio Manager, John Hancock Advisors (1997 - 2000)
..    Assistant Portfolio Manager and Assistant Vice President, Smith Barney
     (1990 - 1997)

PERFORMANCE

             Annual Total Returns For the calendar years indicated.

[CHART APPEARS HERE]

    '93         2.22%
    '94         3.24%
    '95         5.01%
    '96         4.29%
    '97         4.44%
    '98         4.43%
    '99         4.05%
    '00         5.47%
    '01         3.45%
    '02         0.95%

The Citizens Money Market Fund year-to-date return as of June 30, 2003, was
0.22%.
Best and Worst Quarterly Performance (during period shown above): Best quarter: 1.49%, Q4 '00 -- Worst quarter: 0.18%, Q4, '02

For this fund's current seven-day yield, call 800.223.7010 or visit www.citizensfunds.com.

The bar chart above shows the risks of investing in this fund by showing changes in the performance of Standard shares for the calendar years shown. Performance for other classes of shares of the fund would differ. All figures assume distributions were reinvested. Past performance is not an indication of future performance.

Average Annual Total Returns The table below shows the before-tax average annual total returns of each class of shares of the fund for the periods shown.

                                                                   Since        Inception
AS OF DECEMBER 31, 2002     1 year       5 years      10 years     inception    date
-----------------------------------------------------------------------------------------
Standard shares               0.95%         3.66%         3.75%          N/A     08/30/83
Institutional shares          1.26%         4.04%          N/A          4.32%    02/01/96

DESCRIPTION OF RISK TERMS

Credit risks If the financial strength or prospects of an issuer of a fixed-income security deteriorate, the price of its securities will typically fall. In some cases, a security may go into default and the issuer may be unable to make timely payments of interest or principal. Citizens Balanced Fund and Citizens Income Fund may invest in junk bonds, which pose higher credit risks. Their prices typically are more volatile than those of investment-grade bonds, and they can be hard to sell in difficult market conditions. Junk bonds tend to be sensitive to bad economic or political news, which may cause their prices to fall or increase the rate of default. Bonds in the lower end of the investment-grade category may carry these risks in reduced form. Credit risk may affect an individual security, an industry, an economic sector or a particular type of security. Fund investors should bear in mind that the fund's investment in obligations of U.S. government agencies and instrumentalities may, but need not, be backed by the full faith and credit of the United States.

Foreign investing risks Foreign securities markets typically are less efficient and more volatile than U.S. securities markets, and may be more sensitive to political and economic events. Foreign economies and governments may be less mature and less stable than those in the U.S., may impose regulations on markets that are either excessive or inadequate, or may confiscate assets (through high taxation or nationalization, for instance). With foreign currencies, exchange controls and changes in exchange rates can affect the dollar value of these securities or the ability to realize that value, potentially widening investment losses on foreign securities or canceling out gains. With dollar-denominated securities, currency risks can still affect the dollar value of these securities. Foreign risks are greater in emerging markets than in developed markets.

Index-related risks Because of the Citizens 300 Fund's strategy of attempting to replicate the composition and performance of the Citizens Index, the fund may at times continue to hold stocks that look unattractive or may avoid stocks that look attractive. At the same time, to the extent the fund's composition is different from that of the Index, it runs the risk that its performance may deviate from that of the Index. Even if the fund's composition varies only slightly from that of the Index, it is possible that the performance of the fund could be substantially different from that of the Index.

Interest rate risks Bonds and other fixed-income securities will be impacted by changes in interest rates. When interest rates rise, prices of fixed-income securities such as bonds and mortgage-backed securities typically fall, meaning that your investment may lose value in a rising interest rate environment. Generally, the longer a bond's maturity, the greater this risk.

IPO risks Initial public offerings (IPOs) may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may have significantly affected a fund's past performance, and may affect its future performance.

Market risks As with any fund that invests in stocks or fixed-income securities, the value of your investment will go up and down depending on market conditions, and you could lose money if the fund's shares are worth less when you sell them than when you bought them. Stock and bond markets may react dramatically and unpredictably to political, regulatory, market or economic developments. In general, stocks are more volatile than bonds. Stocks of value companies may fall or remain flat if certain conditions or investor perceptions do not change as expected, or if the companies prove not to be underpriced. Stocks of growth companies may be especially volatile, because their prices are largely based on future earnings.

Portfolio turnover risks Should the fund's strategies lead it to buy and sell securities more actively than many funds, it could have higher expenses (which reduce investor return) and higher taxable distributions.

Prepayment and extension risks Market prices and interest rates for mortgage-backed securities are based on investor assumptions about the future behavior of interest rates. Any changes or unexpected behavior on the part of interest rates could hurt the performance of mortgage-backed securities. For example, if rates fall and homeowners refinance mortgages, mortgage-backed securities may be paid off early and the fund would typically have to reinvest that money at a lower rate. If rates rise, a fund may be "locked into" an undesirable rate in its mortgage-backed securities, and a security's expected maturity may be lengthened, making its price more volatile. These risks can cause losses of income as well as capital for a fund.

Small-sized company risks Because these companies tend to lack the diverse business lines, experienced management, and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

Medium-sized company risks Because these companies tend to lack the diverse business lines, experienced management, and extensive financial resources of larger firms, their stocks typically are riskier than those of larger firms. Also, because shares of some smaller companies may be thinly traded, they can be more volatile and less liquid, especially during unusual market conditions.

Sector and company risks To the extent that a fund invests in securities within a given sector, it is exposed to that sector's risks and opportunities. The fund could underperform the overall market or certain indices if it invests heavily in a sector that performs poorly or invests lightly in a sector that performs well. A sector's performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, can be highly volatile due to factors such as rapid product obsolescence and intense competition. Similarly, the fund's investments in each stock represent exposure to that company's risks and opportunities, and performance could be hurt if the fund invests heavily in a company that performs poorly.

MONEY MARKET FUND RISKS

Money market instrument risks An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible you could lose money by investing in the fund. A change in share price could occur as the result of unusual political, regulatory, market or economic developments, extreme interest rate movements, or as the result of manager error.

Yield fluctuation risk The fund invests in short-term money market instruments. As a result, the amount of income paid by the fund to shareholders will go up or down depending on day-to-day variations in short-term interest rates. Investing in high-quality, short-term instruments may result in a lower yield than investing in lower-quality or longer-term instruments.

Interest rate and market risks A major change in interest rates, a significant decline in the value of the fund's investments, or another market event could cause the fund's share price or yield to decline.

Credit risks If an issuer becomes (or is expected to become) less credit-worthy, the price of its debt securities typically falls. In some cases a security may go into default if the issuer is unable to make timely payments of interest or principal. A default or decline in credit quality could affect the fund's share price or yield.

Inflation risk Over any given time period, and particularly over the long term, inflation may erode a substantial portion of the real value of money invested in a money market fund.

FEES AND EXPENSES

The tables that follow show the costs you should expect to pay as a fund investor.

Shareholder Fees (paid directly from your investment in each fund)
--------------------------------------------------------------------------------
Sales Charges                         None
Redemption Fees                       2% (Global Equity Fund only)/1/

Annual Operating Expenses (deducted from fund assets)
--------------------------------------------------------------------------------

                                                                                            Total
                                                                                            annual
                                             Management   Distribution       Other         operating
CITIZENS 300 FUND                              fees       (12b-1 fees)    expenses/2/      expenses
----------------------------------------------------------------------------------------------------
Standard shares                                    0.20%          0.25%          1.16%/3/       1.61%/4/
CITIZENS CORE GROWTH FUND
----------------------------------------------------------------------------------------------------
Standard shares                                    0.50%          0.25%          0.83%          1.58%
Institutional shares                               0.50%           N/A           0.31%          0.81%
Administrative shares                              0.50%          0.25%          0.36%          1.11%
CITIZENS EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------------
Standard shares                                    1.00%          0.25%          0.77%          2.02%
Institutional shares                               1.00%           N/A           0.33%          1.33%
Administrative shares                              1.00%          0.25%          0.34%          1.59%
CITIZENS SMALL CAP CORE GROWTH FUND
----------------------------------------------------------------------------------------------------
Standard shares                                    0.50%          0.25%          0.88%          1.63%
CITIZENS VALUE FUND
----------------------------------------------------------------------------------------------------
Standard shares                                    0.70%          0.25%          1.00%          1.95%
CITIZENS GLOBAL EQUITY FUND
----------------------------------------------------------------------------------------------------
Standard shares                                    1.00%          0.25%          0.71%          1.96%
Institutional shares                               1.00%           N/A           0.31%          1.31%
Administrative shares                              1.00%          0.25%          0.39%          1.64%
CITIZENS BALANCED FUND
----------------------------------------------------------------------------------------------------
Standard shares                                    0.65%          0.25%         15.88%         16.78%/5/
CITIZENS ULTRA SHORT BOND FUND
----------------------------------------------------------------------------------------------------
Standard shares                                    0.35%          0.25%          1.55%          2.15%/6/
CITIZENS INCOME FUND
----------------------------------------------------------------------------------------------------
Standard shares                                    0.65%          0.25%          0.52%          1.42%
CITIZENS MONEY MARKET FUND/7/
----------------------------------------------------------------------------------------------------
Standard shares                                    0.35%           N/A           0.63%          0.98%
Institutional shares                               0.35%           N/A           0.33%          0.68%

/1/ Investors in the Global Equity Fund may be assessed a redemption fee of 2.00% on fund shares redeemed or exchanged within 60 days of their purchase. See "Excessive trading and redemption fee" later in this prospectus.
/2/ Other expenses includes administrative and shareholder service fees. For all fund classes except the Citizens Core Growth Fund, Standard shares, the shareholder service fee is based on the number of accounts. For the Citizens Core Growth Fund, Standard shares, the fee is a percentage of annual net assets, and will be 0.25% for the current fiscal year (it may be as high as 0.35% thereafter). For information about the administration fee see the "The Investment Adviser" later in this prospectus.
/3/ The amount set forth in "Other expenses" has been estimated based on expenses the fund expects to incur during its first fiscal year.
/4/ The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 0.90% for Standard shares. The adviser may terminate this waiver at any time.
/5/ The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 1.30%. The adviser may terminate this waiver at any time.
/6/ The investment adviser has voluntarily agreed to limit fees and expenses so that the total annual operating expenses would not exceed 0.85%. The adviser may terminate this waiver at any time. For the period from inception date, November 21, 2002 to June 30, 2003, the investment adviser waived all fees and reimbursed all expenses.
/7/ The fund invests through an underlying mutual fund. The total fees and expenses of the fund (including its share of the underlying mutual fund's expenses) are not expected to increase as a result of this investment.

Expense Example This example can help you compare the expenses of each fund to those of other funds. It assumes that operating expenses remain as described in the preceeding table. It also assumes that you invested $10,000, earned a 5% return each year, reinvested all dividends and distributions, and sold your shares at the end of each period. This is only an example. Actual expenses and returns will be different.

                                            1 year      3 years     5 years    10 years
----------------------------------------------------------------------------------------
CITIZENS 300 FUND
----------------------------------------------------------------------------------------
Standard shares                            $     164   $     508   $     876   $   1,911
CITIZENS CORE GROWTH FUND
----------------------------------------------------------------------------------------
Standard shares                            $     161   $     499   $     860   $   1,878
Institutional shares                       $      83   $     259   $     450   $   1,002
Administrative shares                      $     113   $     353   $     612   $   1,352
CITIZENS EMERGING GROWTH FUND
----------------------------------------------------------------------------------------
Standard shares                            $     205   $     634   $   1,088   $   2,348
Institutional shares                       $     135   $     421   $     729   $   1,601
Administrative shares                      $     162   $     502   $     866   $   1,889
CITIZENS SMALL CAP CORE GROWTH FUND
----------------------------------------------------------------------------------------
Standard shares                            $     166   $     514   $     887   $   1,933
CITIZENS VALUE FUND
----------------------------------------------------------------------------------------
Standard shares                            $     198   $     612   $   1,052   $   2,275
CITIZENS GLOBAL EQUITY FUND
----------------------------------------------------------------------------------------
Standard shares                            $     199   $     615   $   1,057   $   2,285
Institutional shares                       $     133   $     415   $     718   $   1,579
Administrative shares                      $     167   $     517   $     892   $   1,944
CITIZENS BALANCED FUND
----------------------------------------------------------------------------------------
Standard shares                            $   1,579   $   4,201   $   6,242   $   9,578
CITIZENS ULTRA SHORT BOND FUND
----------------------------------------------------------------------------------------
Standard shares                            $     218   $     673   $   1,154   $   2,483
CITIZENS INCOME FUND
----------------------------------------------------------------------------------------
Standard shares                            $     145   $     449   $     776   $   1,702
CITIZENS MONEY MARKET FUND
----------------------------------------------------------------------------------------
Standard shares                            $     100   $     312   $     542   $   1,201
Institutional shares                       $      69   $     218   $     379   $     847

FINANCIAL HIGHLIGHTS

The Financial Highlights can help you understand a fund's performance for the past five years (or less, for newer funds and share classes). Certain information reflects financial results for a single share. Total return figures show the percentage an investor would have gained or lost during each period, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is included in the annual report, which is available upon request (see back cover).

                                                               INVESTMENT                               DIVIDENDS
                                                               ACTIVITIES                            TO SHAREHOLDERS

                                 Net asset                               Net realized
                                 value,     Net                          and unrealized  Total from       From net
                                 beginning  investment       Redemption  gains/losses    investment       investment
                                 of period  income/loss      fee         on investments  operations       income
--------------------------------------------------------------------------------------------------------------------
CITIZENS CORE GROWTH FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003         $   16.73        (0.04)           -              (0.25)      (0.29)           -
Year ended June 30, 2002             22.12        (0.09)           -              (5.30)      (5.39)           -
Year ended June 30, 2001             32.59        (0.16)           -              (9.01)      (9.17)           -
Year ended June 30, 2000             30.52        (0.22)           -               4.08        3.86            -
Year ended June 30, 1999             23.46        (0.15)           -               7.52        7.37            -
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003         $   13.66         0.05            -              (0.19)      (0.14)           -
Year ended June 30, 2002             17.94         0.04            -              (4.32)      (4.28)           -
Year ended June 30, 2001             26.59         0.01            -              (7.36)      (7.35)           -
Year ended June 30, 2000             25.02           --            -               3.36        3.36            -
Year ended June 30, 1999             19.13         0.01            -               6.19        6.20            -
ADMINISTRATIVE SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003         $   16.91         0.01            -              (0.24)      (0.23)           -
Year ended June 30, 2002             22.27        (0.01)           -              (5.35)      (5.36)           -
Year ended June 30, 2001             32.66        (0.03)/1/        -              (9.06)      (9.09)           -
Period ended June 30, 2000/2/        32.09        (0.01)           -               0.58        0.57            -
--------------------------------------------------------------------------------------------------------------------
CITIZENS EMERGING GROWTH FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003         $   11.82        (0.17)           -              (0.69)      (0.86)           -
Year ended June 30, 2002             15.79        (0.20)           -              (3.77)      (3.97)           -
Year ended June 30, 2001             33.48        (0.21)           -             (11.41)     (11.62)           -
Year ended June 30, 2000             21.76        (0.30)/1/        -              16.58       16.28            -
Year ended June 30, 1999             17.55        (0.19)           -               6.19        6.00            -
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003         $   12.02        (0.10)           -              (0.69)      (0.79)           -
Year ended June 30, 2002             15.96        (0.11)/1/        -              (3.83)      (3.94)           -
Year ended June 30, 2001             33.61        (0.12)           -             (11.46)     (11.58)           -
Period ended June 30, 2000/5/        25.67        (0.11)           -              12.61       12.50            -
ADMINISTRATIVE SHARES
--------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003         $   11.92        (0.10)           -              (0.71)      (0.81)           -
Year ended June 30, 2002             15.87        (0.13)           -              (3.82)      (3.95)           -
Year ended June 30, 2001             33.57        (0.17)/1/        -             (11.46)     (11.63)           -
Period ended June 30, 2000/6/        28.70        (0.10)/1/        -               4.97        4.87            -
--------------------------------------------------------------------------------------------------------------------

                                    DIVIDENDS                                                  RATIOS AND
                                  TO SHAREHOLDERS                                           SUPPLEMENTAL DATA

                                                                               Net          Ratio of             Ratio of net
                                          Total         Net asset              assets,      expenses to          investment
                               From net   dividends     value,      Total      end of       average net          income/loss
                               realized   to            end         return     period       assets, net of       to average net
                               gains      Shareholders  of period   (%)        ($ x 1,000)  reimbursement (%)    assets(%)
-------------------------------------------------------------------------------------------------------------------------------
CITIZENS CORE GROWTH FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003              -              -  $    16.44    (1.73)   $   285,339               1.37             (0.28)
Year ended June 30, 2002              -              -       16.73   (24.37)       326,793               1.34             (0.43)
Year ended June 30, 2001          (1.30)         (1.30)      22.12   (28.42)       472,779               1.34             (0.62)
Year ended June 30, 2000          (1.79)         (1.79)      32.59    12.82        699,399               1.49             (0.75)
Year ended June 30, 1999          (0.31)         (0.31)      30.52    31.58        578,286               1.58             (0.68)
INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003              -              -  $    13.52    (1.02)   $    63,571               0.69              0.36
Year ended June 30, 2002              -              -       13.66   (23.86)        85,140               0.68              0.23
Year ended June 30, 2001          (1.30)         (1.30)      17.94   (27.98)       123,912               0.68              0.04
Year ended June 30, 2000          (1.79)         (1.79)      26.59    13.67        180,779               0.74              0.00
Year ended June 30, 1999          (0.31)         (0.31)      25.02    32.62         98,705               0.83              0.05
ADMINISTRATIVE SHARES
-------------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003              -              -  $    16.68    (1.36)   $     2,426               1.00              0.09
Year ended June 30, 2002              -              -       16.91   (24.07)         2,029               0.94             (0.05)
Year ended June 30, 2001          (1.30)         (1.30)      22.27   (28.11)         1,964               0.94             (0.14)
Period ended June 30, 2000/2/         -              -       32.66     1.78/3/          21               0.99/4/          (0.27)/4/
-------------------------------------------------------------------------------------------------------------------------------
CITIZENS EMERGING GROWTH FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003              -              -  $    10.96    (7.28)   $   157,911               1.95             (1.56)
Year ended June 30, 2002              -              -       11.82   (25.14)       190,812               1.80             (1.39)
Year ended June 30, 2001          (6.07)         (6.07)      15.79   (37.52)       283,760               1.68             (1.09)
Year ended June 30, 2000          (4.56)         (4.56)      33.48    82.19        386,670               1.69             (1.09)
Year ended June 30, 1999          (1.79)         (1.79)      21.76    36.04        136,137               1.82             (1.20)
INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003              -              -  $    11.23    (6.57)   $     5,379               1.25             (0.86)
Year ended June 30, 2002              -              -       12.02   (24.69)         6,428               1.20             (0.78)
Year ended June 30, 2001          (6.07)         (6.07)      15.96   (37.21)        19,676               1.30             (0.69)
Period ended June 30, 2000/5/     (4.56)         (4.56)      33.61    55.02/3/      16,284               1.24/4/          (0.61)/4/
ADMINISTRATIVE SHARES
-------------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003              -              -  $    11.11    (6.80)   $     8,561               1.51             (1.13)
Year ended June 30, 2002              -              -       11.92   (24.89)         8,444               1.47             (1.07)
Year ended June 30, 2001          (6.07)         (6.07)      15.87   (37.43)         9,497               1.55             (0.96)
Period ended June 30, 2000/6/         -              -       33.57    16.97/3/           8               1.55/4/          (0.90)/4/
-------------------------------------------------------------------------------------------------------------------------------

                                         RATIOS AND
                                      SUPPLEMENTAL DATA

                                 Ratio of
                                 expenses to
                                 average net         Portfolio
                                 assets, prior to    turnover
                                 reimbursement (%)   rate (%)
--------------------------------------------------------------
CITIZENS CORE GROWTH FUND
STANDARD SHARES
--------------------------------------------------------------
Year ended June 30, 2003                      1.53      183.75
Year ended June 30, 2002                      1.44       76.40
Year ended June 30, 2001                      1.42       44.95
Year ended June 30, 2000                      1.52       20.04
Year ended June 30, 1999                      1.58       18.04
INSTITUTIONAL SHARES
--------------------------------------------------------------
Year ended June 30, 2003                      0.76      183.75
Year ended June 30, 2002                      0.73       76.40
Year ended June 30, 2001                      0.74       44.95
Year ended June 30, 2000                      0.74       20.04
Year ended June 30, 1999                      0.83       18.04
ADMINISTRATIVE SHARES
--------------------------------------------------------------
Year ended June 30, 2003                      1.06      183.75
Year ended June 30, 2002                      1.01       76.40
Year ended June 30, 2001                      5.63       44.95
Period ended June 30, 2000/2/               101.59/4/    20.04
--------------------------------------------------------------
CITIZENS EMERGING GROWTH FUND
STANDARD SHARES
--------------------------------------------------------------
Year ended June 30, 2003                      1.97      315.89
Year ended June 30, 2002                      1.86      202.57
Year ended June 30, 2001                      1.75      136.63
Year ended June 30, 2000                      1.75      159.95
Year ended June 30, 1999                      1.83      208.49
INSTITUTIONAL SHARES
--------------------------------------------------------------
Year ended June 30, 2003                      1.28      315.89
Year ended June 30, 2002                      1.26      202.57
Year ended June 30, 2001                      1.36      136.63
Period ended June 30, 2000/5/                 1.31/4/   159.95
ADMINISTRATIVE SHARES
--------------------------------------------------------------
Year ended June 30, 2003                      1.54      315.89
Year ended June 30, 2002                      1.53      202.57
Year ended June 30, 2001                      2.06      136.63
Period ended June 30, 2000/6/               158.14/4/   159.95
--------------------------------------------------------------

/1/  Based on average shares outstanding.
/2/ Citizens Core Growth Fund, Administrative shares, commenced operations on February 4, 2000.
/3/  Not annualized.
/4/  Annualized.
/5/ Citizens Emerging Growth Fund, Institutional shares, commenced operations on November 1, 1999.
/6/ Citizens Emerging Growth Fund, Administrative shares, commenced operations on February 4, 2000.

                                                                   INVESTMENT                                 DIVIDENDS
                                                                   ACTIVITIES                              TO SHAREHOLDERS

                                                                                Net realized
                                                                                and unrealized
                                         Net asset                              gains/losses
                                         value,     Net                         on investments   Total from     From net
                                         beginning  investment      Redemption  and foreign      investment     investment
                                         of period  income/loss     fee         currencies       operations     income
--------------------------------------------------------------------------------------------------------------------------
CITIZENS SMALL CAP CORE GROWTH FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                 $    9.18        (0.09)             -           (0.42)      (0.51)              -
Year ended June 30, 2002                      9.52        (0.08)             -           (0.26)      (0.34)              -
Year ended June 30, 2001                     11.23        (0.05)             -           (1.64)      (1.69)              -
Period ended June 30, 2000/1/                10.00            -              -            1.23        1.23               -
--------------------------------------------------------------------------------------------------------------------------
CITIZENS VALUE FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                 $    8.74        (0.05)             -           (0.05)      (0.10)              -
One month period ended June 30, 2002/4/      10.21        (0.01)             -           (1.46)      (1.47)              -
Year ended May 31, 2002                      15.29        (0.08)             -           (3.57)      (3.65)              -
Year ended May 31, 2001                      14.58        (0.07)             -            2.70        2.63               -
Year ended May 31, 2000                      14.03        (0.08)             -            2.05        1.97               -
Year ended May 31, 1999                      12.98        (0.08)             -            1.95        1.87               -
--------------------------------------------------------------------------------------------------------------------------
CITIZENS GLOBAL EQUITY FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                 $   14.22        (0.03)/5/       0.02           (0.82)      (0.83)              -
Year ended June 30, 2002                     18.31        (0.11)/5/       0.01           (3.99)      (4.09)              -
Year ended June 30, 2001                     29.99        (0.16)             -           (9.61)      (9.77)              -
Year ended June 30, 2000                     20.22        (0.22)/5/          -           10.94       10.72               -
Year ended June 30, 1999                     16.95        (0.12)             -            3.86        3.74               -
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                 $   14.40         0.05/5/        0.02           (0.82)      (0.75)              -
Year ended June 30, 2002                     18.46        (0.01)/5/       0.01           (4.06)      (4.06)              -
Year ended June 30, 2001                     30.08        (0.05)/5/          -           (9.66)      (9.71)              -
Period ended June 30, 2000/6/                23.45        (0.05)/5/          -            7.63        7.58               -
ADMINISTRATIVE SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                 $   14.30         0.01/5/        0.02           (0.82)      (0.79)              -
Year ended June 30, 2002                     18.38        (0.06)/5/       0.01           (4.03)      (4.08)              -
Year ended June 30, 2001                     30.02        (0.11)/5/          -           (9.62)      (9.73)              -
Period ended June 30, 2000/7/                33.45        (0.06)             -           (3.37)      (3.43)              -
--------------------------------------------------------------------------------------------------------------------------
CITIZENS BALANCED FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Period ended June 30, 2003/8/            $   10.00         0.02              -            0.47        0.49           (0.02)
--------------------------------------------------------------------------------------------------------------------------
CITIZENS ULTRA SHORT BOND FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Period ended June 30, 2003/9/            $   10.00         0.14/5/           -            0.07        0.21           (0.15)
--------------------------------------------------------------------------------------------------------------------------
CITIZENS INCOME FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                 $    9.62         0.37              -            0.69        1.06           (0.40)
Year ended June 30, 2002                     10.28         0.58              -           (0.66)      (0.08)          (0.58)
Year ended June 30, 2001                     10.20         0.68              -            0.10        0.78           (0.70)
Year ended June 30, 2000                     10.51         0.65              -           (0.32)       0.33           (0.63)
Year ended June 30, 1999                     11.03         0.59              -           (0.50)       0.09           (0.59)
--------------------------------------------------------------------------------------------------------------------------

                                                DIVIDENDS                                             RATIOS AND
                                             TO SHAREHOLDERS                                       SUPPLEMENTAL DATA

                                                                                               Net          Ratio of
                                                      Total           Net asset                assets,      expenses to
                                         From net     dividends       value,       Total       end of       average net
                                         realized     to              end          return      period       assets, net of
                                         gains        Shareholders    of period    (%)         ($ x 1,000)  reimbursement (%)
-----------------------------------------------------------------------------------------------------------------------------
CITIZENS SMALL CAP CORE GROWTH FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                         -               -   $      8.67    (5.56)     $    17,821               1.45
Year ended June 30, 2002                         -               -          9.18    (3.57)          18,459               1.34
Year ended June 30, 2001                     (0.02)          (0.02)         9.52   (15.08)          15,503               1.34
Period ended June 30, 2000/1/                    -               -         11.23    12.30/2/         8,397               1.49/3/
-----------------------------------------------------------------------------------------------------------------------------
CITIZENS VALUE FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                         -               -   $      8.64    (1.14)     $    16,226               1.90
One month period ended June 30, 2002/4/          -               -          8.74   (14.40)/2/       21,060               1.95/3/
Year ended May 31, 2002                      (1.43)          (1.43)        10.21   (25.58)          24,981               1.95
Year ended May 31, 2001                      (1.92)          (1.92)        15.29    20.71           14,378               1.95
Year ended May 31, 2000                      (1.42)          (1.42)        14.58    14.36            8,726               1.95
Year ended May 31, 1999                      (0.82)          (0.82)        14.03    15.43            4,611               1.95
-----------------------------------------------------------------------------------------------------------------------------
CITIZENS GLOBAL EQUITY FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                         -               -   $     13.39    (5.84)     $   101,846               1.91
Year ended June 30, 2002                         -               -         14.22   (22.34)         135,881               1.84
Year ended June 30, 2001                     (1.91)          (1.91)        18.31   (33.69)         236,080               1.82
Year ended June 30, 2000                     (0.95)          (0.95)        29.99    53.27          354,818               1.82
Year ended June 30, 1999                     (0.47)          (0.47)        20.22    22.34           90,549               1.96
INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                         -               -   $     13.65    (5.21)     $     6,688               1.26
Year ended June 30, 2002                         -               -         14.40   (21.99)           9,531               1.27
Year ended June 30, 2001                     (1.91)          (1.91)        18.46   (33.35)          16,475               1.39
Period ended June 30, 2000/6/                (0.95)          (0.95)        30.08    32.55/2/        12,544               1.39/3/
ADMINISTRATIVE SHARES
-----------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                         -               -   $     13.51    (5.52)     $     2,059               1.59
Year ended June 30, 2002                         -               -         14.30   (22.20)           2,207               1.64
Year ended June 30, 2001                     (1.91)          (1.91)        18.38   (33.52)           1,748               1.68
Period ended June 30, 2000/7/                    -               -         30.02   (10.25)/2/            1               1.68/3/
-----------------------------------------------------------------------------------------------------------------------------
CITIZENS BALANCED FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------
Period ended June 30, 2003/8/                    -           (0.02)  $     10.47     4.87/2/   $     1,061               1.30/3/
-----------------------------------------------------------------------------------------------------------------------------
CITIZENS ULTRA SHORT BOND FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------
Period ended June 30, 2003/9/                    -           (0.15)  $     10.06     2.12/2/   $     9,252               0.00/3/
-----------------------------------------------------------------------------------------------------------------------------
CITIZENS INCOME FUND
STANDARD SHARES
-----------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                         -           (0.40)  $     10.28    11.28      $    69,137               1.37
Year ended June 30, 2002                         -           (0.58)         9.62    (0.87)          67,488               1.38
Year ended June 30, 2001                         -/10/       (0.70)        10.28     7.87           71,639               1.40
Year ended June 30, 2000                     (0.01)          (0.64)        10.20     3.35           61,836               1.45
Year ended June 30, 1999                     (0.02)          (0.61)        10.51     0.78           62,837               1.45
-----------------------------------------------------------------------------------------------------------------------------

                                                            RATIOS AND
                                                         SUPPLEMENTAL DATA

                                         Ratio of net       Ratio of
                                         investment         expenses to
                                         income/loss        average net           Portfolio
                                         to average net     assets, prior to      turnover
                                         assets (%)         reimbursement (%)     rate (%)
-------------------------------------------------------------------------------------------
CITIZENS SMALL CAP CORE GROWTH FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------
Year ended June 30, 2003                          (1.12)                 1.58        349.79
Year ended June 30, 2002                          (0.93)                 1.40        294.26
Year ended June 30, 2001                          (0.57)                 3.20        146.62
Period ended June 30, 2000/1/                      0.00/3/               5.98/3/      20.16
-------------------------------------------------------------------------------------------
CITIZENS VALUE FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------
Year ended June 30, 2003                          (0.62)                 1.90        209.72
One month period ended June 30, 2002/4/           (1.33)/3/              2.05/3/       5.87
Year ended May 31, 2002                           (1.04)                 2.54         34.77
Year ended May 31, 2001                           (0.65)                 4.63         62.55
Year ended May 31, 2000                           (0.68)                 7.11         72.32
Year ended May 31, 1999                           (0.79)                10.32         73.70
-------------------------------------------------------------------------------------------
CITIZENS GLOBAL EQUITY FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------
Year ended June 30, 2003                          (0.26)                 1.91         42.05
Year ended June 30, 2002                          (0.66)                 1.84        132.82
Year ended June 30, 2001                          (0.71)                 1.82        151.95
Year ended June 30, 2000                          (0.79)                 1.83        120.69
Year ended June 30, 1999                          (0.88)                 1.96         64.07
INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------
Year ended June 30, 2003                           0.42                  1.26         42.05
Year ended June 30, 2002                          (0.05)                 1.27        132.82
Year ended June 30, 2001                          (0.23)                 1.42        151.95
Period ended June 30, 2000/6/                     (0.25)/3/              1.43/3/     120.69
ADMINISTRATIVE SHARES
-------------------------------------------------------------------------------------------
Year ended June 30, 2003                           0.11                  1.59         42.05
Year ended June 30, 2002                          (0.39)                 1.64        132.82
Year ended June 30, 2001                          (0.48)                 3.18        151.95
Period ended June 30, 2000/7/                     (0.48)/3/            296.20/3/     120.69
-------------------------------------------------------------------------------------------
CITIZENS BALANCED FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------
Period ended June 30, 2003/8/                      0.41/3/              16.73/3/     140.42
-------------------------------------------------------------------------------------------
CITIZENS ULTRA SHORT BOND FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------
Period ended June 30, 2003/9/                      2.29/3/               2.10/3/      56.04
-------------------------------------------------------------------------------------------
CITIZENS INCOME FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------
Year ended June 30, 2003                           3.80                  1.37        195.73
Year ended June 30, 2002                           5.77                  1.38         54.05
Year ended June 30, 2001                           6.55                  1.48         60.53
Year ended June 30, 2000                           6.34                  1.47         52.96
Year ended June 30, 1999                           5.50                  1.49         44.07
-------------------------------------------------------------------------------------------

 /1/ Citizens Small Cap Core Growth Fund commenced operations on December 28,
     1999.
 /2/ Not annualized.
 /3/ Annualized.
 /4/ Subsequent to the annual report as of May 31, 2002, the Citizens Value Fund changed its fiscal year end to June 30.
 /5/ Based on average shares outstanding.
 /6/ Citizens Global Equity Fund, Institutional shares, commenced operations on
     November 1, 1999.
 /7/ Citizens Global Equity Fund, Administrative shares, commenced operations on
     February 4, 2000.
 /8/ Citizens Balanced Fund commenced operations on December 20, 2002.
 /9/ Citizens Ultra Short Bond Fund commenced operations on November 21, 2002. /10/ Less than $0.005 per share.

                                                                       INVESTMENT                             DIVIDENDS
                                                                       ACTIVITIES                          TO SHAREHOLDERS

                                         Net asset                            Net realized
                                         value,     Net                       and unrealized    Total from      From net
                                         beginning  investment    Redemption  gains/losses      investment      investment
                                         of period  income/loss   fee         on investments    operations      income
--------------------------------------------------------------------------------------------------------------------------
CITIZENS MONEY MARKET FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                 $    1.00         0.01            -               -          0.01           (0.01)
Year ended June 30, 2002                      1.00         0.02            -               -          0.02           (0.02)
Year ended June 30, 2001                      1.00         0.05            -               -          0.05           (0.05)
Year ended June 30, 2000                      1.00         0.05            -               -          0.05           (0.05)
Year ended June 30, 1999                      1.00         0.04            -               -          0.04           (0.04)
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                 $    1.00         0.01            -               -          0.01           (0.01)
Year ended June 30, 2002                      1.00         0.02            -               -          0.02           (0.02)
Year ended June 30, 2001                      1.00         0.05            -               -          0.05           (0.05)
Year ended June 30, 2000                      1.00         0.05            -               -          0.05           (0.05)
Year ended June 30, 1999                      1.00         0.05            -               -          0.05           (0.05)
--------------------------------------------------------------------------------------------------------------------------

                                                 DIVIDENDS                                          RATIOS AND
                                              TO SHAREHOLDERS                                    SUPPLEMENTAL DATA

                                                                                            Net          Ratio of
                                                      Total          Net asset              assets,      expenses to
                                          From net    dividends      value,      Total      end of       average net
                                          realized    to             end         return     period       assets, net of
                                          gains       Shareholders   of period   (%)        ($ x 1,000)  reimbursement (%)
--------------------------------------------------------------------------------------------------------------------------
CITIZENS MONEY MARKET FUND
STANDARD SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                         -           (0.01)  $     1.00     0.65    $   104,641               0.93
Year ended June 30, 2002                         -           (0.02)        1.00     1.71        114,271               0.92
Year ended June 30, 2001                         -           (0.05)        1.00     5.23        117,211               0.89
Year ended June 30, 2000                         -           (0.05)        1.00     4.67        112,700               1.17
Year ended June 30, 1999                         -           (0.04)        1.00     4.07        105,740               1.19
INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------------------------------
Year ended June 30, 2003                         -           (0.01)  $     1.00     0.95    $    10,892               0.63
Year ended June 30, 2002                         -           (0.02)        1.00     1.97         16,539               0.67
Year ended June 30, 2001                         -           (0.05)        1.00     5.43         27,475               0.70
Year ended June 30, 2000                         -           (0.05)        1.00     5.04         23,370               0.81
Year ended June 30, 1999                         -           (0.05)        1.00     4.58         22,464               0.70
--------------------------------------------------------------------------------------------------------------------------


                                                            RATIOS AND
                                                         SUPPLEMENTAL DATA

                                         Ratio of net       Ratio of
                                         investment         expenses to
                                         income/loss        average net          Portfolio
                                         to average net     assets, prior to     turnover
                                         assets (%)         reimbursement (%)    rate (%)
-------------------------------------------------------------------------------------------
CITIZENS MONEY MARKET FUND
STANDARD SHARES
-------------------------------------------------------------------------------------------
Year ended June 30, 2003                           0.65                  0.93           N/A
Year ended June 30, 2002                           1.72                  0.92           N/A
Year ended June 30, 2001                           5.08                  0.89           N/A
Year ended June 30, 2000                           4.59                  1.18           N/A
Year ended June 30, 1999                           4.00                  1.24           N/A
INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------
Year ended June 30, 2003                           0.98                  0.63           N/A
Year ended June 30, 2002                           1.95                  0.67           N/A
Year ended June 30, 2001                           5.22                  0.70           N/A
Year ended June 30, 2000                           4.93                  0.82           N/A
Year ended June 30, 1999                           4.47                  0.70           N/A
-------------------------------------------------------------------------------------------

OTHER POLICIES AND RISKS

Change in a fund's investment objective Each Citizens fund may change its investment objective (goal) as long as the change is approved by the fund's trustees; the fund does not have to seek shareholder approval.

Fundamental Social Research Every security in Citizens Funds' portfolios and in the Citizens Index is subject to our proprietary research, which revolves around a comprehensive, integrated analysis of all the factors -- fundamental and social -- that we believe affect a company's stock performance over time. Detailed financial analysis is conducted in tandem with a thorough check of each company's management practices and record of corporate responsibility. Our in-house research team examines specific variables seen as potentially contributing positively to investment performance, and/or decreasing investment risk. We believe that the rigorous application of both fundamental and social criteria results in a more thorough and effective evaluation of securities for inclusion in our funds.

CITIZENS' SOCIAL CRITERIA

EXCLUSIONARY
..    Tobacco
..    Alcohol
..    Nuclear power
..    Weapons production
..    Lack of diversity
..    Gambling

QUALITATIVE
..    Business practices and corporate governance
..    Environmental performance
..    Human rights
..    Diversity and equal opportunity
..    Labor and employee relations
..    Community involvement
..    Animal testing

Additional policies affecting these funds Except where noted, the following policies and risks apply to all funds in this prospectus, except the Citizens Money Market Fund:

..    Each fund may invest in bonds and other debt securities. For these securities, we measure credit quality at the time we buy a security for a fund. We rely on ratings by recognized independent rating organizations, or, for unrated securities, our own credit analysis. When two independent ratings disagree, we may use the higher one. If a security's credit quality falls, we usually will sell the security unless we determine that it would better serve the fund's interest to keep it.

..    Each fund may invest in foreign securities. For the Citizens Value Fund, these securities must be publicly-traded in the United States in the form of American Depositary Receipts (ADRs) or similar instruments that are traded in U.S. dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, and the possibility of war or expropriation.

..    In order to have cash for processing shareholder and portfolio transactions and for paying operating expenses, a fund typically invests a portion of assets in cash equivalents, such as money market instruments or other high-quality, short-term, liquid obligations. Under special circumstances
     -- such as in order to reduce or avoid concentration in an industry or issuer, or because of unusual market conditions -- a fund may temporarily place up to 100% of net assets in cash equivalents, or may otherwise depart from its stated investment strategy. To the extent that a fund departs from its usual investment strategy, it increases the risk that it won't achieve its goal.

..    To a limited extent, the funds may invest in initial public offerings
     (IPOs). IPOs may be especially volatile because they have no trading history, and information about their issuers may be limited. IPOs typically contribute more to fund performance when a fund is small, and less as it grows larger. IPOs may have significantly affected a fund's past performance, and may affect its future performance. As discussed earlier, the Emerging Growth Fund and the Small Cap Core Growth Fund may invest in IPOs to a greater extent.

..    Each of the Citizens 300 Fund, Core Growth Fund, Emerging Growth Fund,
     Small Cap Core Growth Fund, Value Fund, Balanced Fund and Global Equity Fund may invest up to 25% of their respective assets in one or more Citizens money market funds.

..    The Citizens Money Market Fund invests substantially all of its assets in another investment company, the Citizens Prime Money Market Fund. The Prime Money Market Fund has the same investment objective as the Money Market Fund and invests in securities using the strategies described in this prospectus.

Statement of Additional Information (SAI) Please note that there are many other factors which are not described herein that could adversely affect an investment in the funds or prevent the funds from achieving their goals. More information about the strategies and risks of the funds appears in the Statement of Additional Information (SAI). To obtain an SAI, see the back cover of this prospectus. Investors should understand that the funds are not required to follow all of the investment techniques described in this prospectus or the SAI, and may not invest in all permitted types of securities.

MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

The investment adviser for Citizens Funds since it commenced operations in 1982 is Citizens Advisers, Inc., 230 Commerce Way, Portsmouth, NH, 03801. Citizens Securities, Inc., a subsidiary of Citizens Advisers, serves as Citizens Funds' distributor. Citizens Funds, Citizens Advisers and Citizens Securities are not affiliated with any bank.

As the investment adviser, Citizens Advisers has overall responsibility for the management of each fund's portfolio and, as a result, determines which companies meet the funds' fundamental and social criteria. Citizens Advisers has day-to-day responsibility for managing the Citizens 300 Fund, Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Value Fund, Citizens Balanced Fund, Citizens Ultra Short Bond Fund, Citizens Income Fund and Citizens Money Market Fund.

At its own expense, Citizens Advisers has engaged a subadviser to handle the day-to-day management of the Citizens Global Equity Fund, as described herein. Citizens Advisers has ultimate responsibility (subject to oversight by the funds' Board of Trustees) to oversee the subadviser and recommend its hiring, termination and replacement.

Citizens Advisers also is responsible for a wide variety of administrative duties for the funds under a separate administrative and shareholder services contract that provides for reimbursement of out-of-pocket expenses, as well as fees for services rendered. Citizens Advisers performs some of these services directly and subcontracts with third parties for others.

Fees paid to the adviser/1/ As payment for providing the funds with investment advisory and administrative services, Citizens Advisers received the following fees, after reimbursements and/or waivers, from each fund during the most recent fiscal year. The Citizens 300 Fund is newly organized and had no operations last year.

FUND                      % OF AVERAGE NET ASSETS

Core Growth                          0.46%
Emerging Growth                      1.08%
Small Cap Core Growth                0.47%
Value                                0.91%
Balanced                             0.00%/2/
Global Equity                        1.10%
Income                               0.75%
Ultra Short Bond                     0.00%/2/
Money Market                         0.45%

/1/ The administrative services fee currrently is 0.15% of the average annual net assets of each fund. The fees in the table reflect a 0.10% administrative services fee.
/2/ The fund has not operated for a full fiscal year. The investment adviser is entitled to receive aggregate annual fees of 0.80% for the Balanced Fund and 0.50% for the Ultra Short Bond Fund for advisory and administrative services.

THE SUBADVISER

Since October 17, 2001, SSgA Funds Management, Inc. (SSgA) has been the subadviser for the Citizens Global Equity Fund. SSgA is the successor to the mutual fund investment operations of State Street Global Advisors, which was established in 1978 as a division of State Street Bank and Trust Company. SSgA is a wholly-owned subsidiary of State Street Corporation. SSgA is located at One Lincoln Street, Boston, Massachusetts. As of June 30, 2003, State Street Corporation and its subsidiaries had over $900 billion in assets under management.

Fees paid to the subadviser Citizens Advisers pays the subadviser for its services in handling the day-today management of the fund described above.

Potential changes in subadvisory relationships The funds have obtained an exemptive order from the SEC that allows the funds, with the approval of the funds' trustees, but normally without shareholder approval to:

..    hire additional or replacement subadvisers
..    change the terms of subadvisory agreements
..    continue to employ subadvisers after an event (such as an acquisition of a subadviser) that otherwise would cause an automatic termination of a subadvisory agreement

If a subadviser were added or changed for a fund without shareholder approval, the prospectus would be revised and shareholders of that fund would be notified.

YOUR ACCOUNT

PROCEDURES WHEN OPENING AN ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account. Therefore, when you open an account, you'll need to provide your name, address, date of birth, and other information that will allow us to identify you.

CLASSES OF SHARES

As noted in the fund descriptions, some of the funds in this prospectus offer more than one share class. All classes of all Citizens Funds are no-load, meaning that they have no sales or redemption* charges.

Standard shares are designed for individual investors. Institutional and Administrative shares are designed for institutional investors, but may be made available to individual investors through various retirement plans or other investment programs. Institutional and Administrative shares may also be appropriate for individuals who are investing $1 million or more. The details for each of the share classes are described below.

                             STANDARD                            INSTITUTIONAL             ADMINISTRATIVE
                             SHARES                              SHARES                    SHARES
Minimum initial              $2,500 for regular accounts;        $1 million                $1 million (or less,
investment and balance       $1,000 for IRA, Uniform             (or less, at Citizens     at Citizens Funds'
                             Gifts to Minors Act/Uniform         Funds' discretion)        discretion)
                             Transfers to Minor Act
                             (UGMA/UTMA) and
                             Automatic Investment
                             Plan (AIP) accounts

Minimum additional           $50 for all accounts,               No minimum                No minimum
investment                   including Automatic Investment
                             Plans (AIP)

Distribution (12b-1) fee     0.25% of average net assets         None                      0.25% of average
                             annually; does not apply to                                   net assets annually
                             Citizens Money Market Fund

* You may be assessed a fee for redemptions or exchanges from the Global Equity Fund within 60 days of purchase.

Distribution fees Under Citizens Funds' Distribution Plan, Standard and Administrative shares pay fees to Citizens Securities and others who provide distribution or administration services to the funds. These services may include advertising, marketing and commissions to outside brokers. Because these fees are paid out of fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, Citizens Securities may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. Citizens Securities may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by Citizens Securities and may be substantial. Citizens Advisers may make similar payments under similar arrangements.

Policies for accounts with below-minimum balances If your balance falls below the minimum for your share class (as noted on previous page), a fund may take certain steps to address the situation:

..    Standard shares: A fund may charge you $20 a year when your balance is below the minimum. If you fail to bring your balance up to the minimum level, the fund may give you 30 days' notice to do so, and if you do not, the fund may close your account and mail you the proceeds. This policy also applies to inactive Automatic Investment Plan accounts.

..    Institutional and Administrative shares: Each fund reserves the right to convert an account to Standard shares, subject to 30 days' notice from the fund that you must increase your balance to at least the minimum.

HOW TO BUY SHARES

Buying shares directly To open a new account, simply send in a completed account application and your payment. All applications and forms are available online at www.citizensfunds.com, or by calling 800.223.7010. When buying shares in an existing account, you may pay by check. Also, by going online (at the address above) or speaking with a shareholder services representative, you can purchase shares by exchanging from another Citizens fund, by wire, or electronically from a pre-designated bank account through the Automated Clearing House (ACH). All checks must be made payable to "Citizens Funds"; we cannot accept money orders, credit card checks, and checks that are payable to anyone else and signed over to us (third-party checks). We do accept foreign checks that are payable in U.S. dollars, but shares that are purchased with these checks may be held in escrow for at least 20 days. When redeeming shares recently purchased by check or through the ACH, proceeds will not be made available to you until we collect payment on your purchase. This may take up to 15 days after the original purchase date.

Buying shares through a "fund supermarket" Citizens Funds are available through many popular fund supermarkets, including Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments FundsNetwork(R).

Buying shares through a broker-dealer Many broker-dealers offer Citizens Funds, in some cases as part of a fee-based investment program. For investors who prefer to invest with the guidance of a financial professional, buying shares through a broker-dealer may be the preferred choice. Due to the services broker-dealers offer, you may pay more in fees when investing through a broker-dealer.

HOW TO SELL SHARES

Selling shares by phone We offer a Telephone Exchange and Redemption option on your account application. Under this option, you can call and tell us how much you want to sell (redeem). In most circumstances, you can sell as much as $100,000 in shares this way.

If you select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or fraud. For added security, you may provide us with a Personal Identification Number (PIN), which must be verified before any telephone transaction (including balance inquiries) can be processed. For your protection, we record all telephone calls. As long as we follow these precautions and we reasonably believe that the instructions we receive are authorized, Citizens Funds, the funds' investment adviser and the funds' transfer agent will not be responsible for any losses that result.

During periods of unusual market activity, severe weather or other abnormal circumstances, it may be hard to reach us by telephone. In these cases, please consider conveying your instructions using the "Account Access" section at www.citizensfunds.com, through our automated phone service, or in writing.

Selling shares online or by automated phone service When you sign up for and have activated your Telephone Redemption and Exchange option, you automatically have the ability to send orders to sell shares online at www.citizensfunds.com or by calling our automated phone service at 800.223.7010.

Selling shares in writing Any order to sell shares can be sent to us in writing at any time. Certain types of orders can only be accepted in writing, and must have a Medallion Signature Guarantee (see below). These include all orders to sell shares that are worth more than $100,000; all exchanges between accounts that do not have identical titles; all orders to sell shares in accounts whose name or address has been changed within the last 30 days; all orders to sell shares where the proceeds are being sent to a different address than the one on the account; and at our discretion, any other order.

Selling shares through a broker-dealer You may sell your shares through participating broker-dealers (who may charge a fee for this service). Some broker-dealers have arrangements with Citizens Funds that allow them to place orders to sell shares by phone or electronically. If you bought your shares through a broker-dealer or other intermediary, you may need to sell them through that same entity.

Selling shares by check Checkwriting is available for Citizens Money Market Fund and Ultra Short Bond Fund, once you have been approved and have completed the necessary forms. You will receive 20 checks when you sign up for this service, and are charged $0.50 for each check you write. Checks that clear your Citizens Ultra Short Bond Fund account are considered a sale of shares, which is a taxable event and may produce a gain or loss. Please consult your tax professional for assistance.

Proceeds from selling shares When you sell shares, you have a choice of how you receive the proceeds. You can transfer the money into a different account at Citizens Funds, have a check mailed to you, or have the money electronically transferred into a pre-designated bank account. An electronic transfer using the Automated Clearing House (ACH) usually takes three days. Federal Funds wire service is typically credited on the next business day, but you will be charged a $10 fee to send a wire transfer to a U.S. bank. Your financial institution may charge a fee to receive ACH or wired funds. Proceeds normally go out the next business day after we receive a request in good order. You will earn dividends up through the date we receive your redemption request.

We reserve the right to wait up to seven business days before paying the proceeds when you sell shares. However, if you are selling shares that you recently bought, the proceeds may be delayed until your investment clears; this may take up to 15 days from the date of purchase. Under these circumstances, we will reject your order to sell shares and you must resubmit a request in good order to sell shares.

Medallion Signature Guarantees A signature guarantee is evidence that the signature on your written order is genuine. These are available from most banks, credit unions and broker-dealers, but you cannot get one from a notary public. Not all written orders need a signature guarantee, but to avoid delays, it's a good idea to obtain a Medallion Signature Guarantee for all written orders to sell shares. Questions? Call 800.223.7010.

In addition to the types of orders described above, certain changes to your account need a Medallion Signature Guarantee, including:

..    any change to your account title
..    adding or changing your pre-designated wire or Automated Clearing House
     (ACH) instructions
..    setting up or changing a systematic withdrawal plan or AIP

We may require further documentation from corporations, fiduciaries, retirement plans or institutional investors.

The funds' business hours The funds are open for business each day the New York Stock Exchange (NYSE) is open. You may buy or sell shares on any business day. Each fund calculates the value of its shares immediately following the close of the NYSE. The NYSE typically closes at 4 p.m. (ET), but on occasion may close earlier.

How the funds price their shares To calculate a fund's share price, or Net Asset Value (NAV), we add up the fund's assets, subtract its liabilities, and then divide by the number of shares outstanding.

We generally use market prices to value securities. Debt securities maturing within 60 days (and all securities held by the Citizens Money Market Fund) are normally valued at amortized cost, which is approximately equal to market value and is described in the Statement of Additional Information. If a market quotation for a given security is unavailable, or if the adviser or a fund's subadviser believes an available quote does not accurately reflect the current value of a security, the adviser will fair value that security in good faith, using the policies established by the funds' Board of Trustees.

CONTACTING US WITH YOUR ORDERS

REGULAR U.S. MAIL
Citizens Funds
PO Box 182456
Columbus, OH 43218-2456

OVERNIGHT OR EXPRESS DELIVERY
Citizens Funds
3435 Stelzer Road
Columbus, OH 43219

TELEPHONE
800.223.7010


WIRE TRANSFERS
Citizens Funds
c/o Fifth Third Bank
38 Fountain Square Plaza
Cincinnati, OH 45263

Routing Number: 042000314

A/C Number: 999-44-975

For further credit: Your name, account number, and the name or number of the fund you wish to invest in.

Cost of shares when you buy or sell When you buy shares in one of our funds, your transaction will go through at the next share price calculated for that fund after we receive your payment.

When you sell shares in one of our funds, your transaction will go through at the next share price calculated for that fund after your redemption request, in proper form, has been received.

Timing of orders placed through broker-dealers If you place an order with one of our authorized broker-dealers, or their intermediaries, we will consider the order to have been accepted by us at the time it is accepted by them.

Redemption in kind Each fund will normally redeem shares for cash, but when the redemption is for more than $250,000, a fund may honor some or all of the redemption price with portfolio securities, which may cost a shareholder money in order to convert into cash. You should be aware that you may have to pay taxes when you redeem shares.

Exchange privilege You may exchange at any time from one Citizens fund to another. Simply call or write with your request. Keep in mind that the investment minimums and minimum balance requirements still apply with all exchanges. Because excessive trading can lower a fund's performance and harm other shareholders, we reserve the right to suspend or terminate (with advance notice) the exchange privilege of any investor who makes excessive use of the privilege, which we define as more than five exchanges within a one-year period.

We may also restrict or refuse exchanges that appear to us to be part of a pattern of "market timing" or other simultaneous orders affecting significant portions of a fund's assets. Shareholders who abuse the exchange privilege may lose their exchange privileges or have their account closed. If you lose your exchange privileges, you can still keep or sell your shares.

We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account.

Excessive trading and redemption fee We reserve the right, at our discretion, to suspend the offering of shares of a fund and to reject any purchase request -- including exchanges from other funds -- that we regard as disruptive to the efficient management of a fund. Because excessive trading can lower a fund's performance and harm other shareholders, we may reject purchase requests that appear to us to be part of a pattern of "market timing." In addition, the Citizens Global Equity Fund charges a redemption fee of 2% (paid to the fund) on shares of the fund redeemed within 60 days of purchase. The fee does not apply to (1) shares purchased through the reinvestment of dividends or other distributions, (2) redemptions by Citizens Funds of accounts with below-minimum balances, (3) redemptions due to shareholder death or disability, or (4) certain omnibus accounts and retirement plans.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

Householding To reduce expenses, we may mail only one copy of the funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact us at 800.223.7010, or if your shares are held through a broker or financial institution, please contact them directly. We will begin sending you individual copies 30 days after receiving your request.

INVESTOR SERVICES

As part of our commitment to your success, we offer a full range of investor services, including tax-advantaged retirement plans and educational saving accounts, automated investment plans, systematic withdrawal plans, investment through payroll deduction, and an optional E.fund money market debit card with free checkwriting. For details on these and other shareholder services, visit www.citizensfunds.com or call 800.223.7010.

COSTS FOR SERVICES

The following table outlines most of the fees associated with our services, account activity and maintenance.

Redemption fee                             2% (Global Equity Fund only)*
Below minimum balance fee                  $20 per year per fund/account
Annual retirement account maintenance fee  $10 per fund/account, to a maximum of $20 (waived for total IRA/403b balances of $25,000 and higher, and total account balances of $50,000 and higher).
Close IRA account                          $15 per fund/account
Returned purchase (wire, ACH or check)     $20
Send wire transfer (U.S.)                  $10
Send wire transfer (foreign)               $40

* You may be assessed a redemption fee of 2% if you redeem or exchange shares within 60 days after investing in the Global Equity Fund.

Checkwriting                                $0.50 per check (waived on E.fund account)
Returned debit (ACH, checkwriting)          $20
Stop payment                                $20 per check
Duplicate statements, checks and tax forms  Your most recent statement is available for free via automated phone line request; documents dating back to 01/01/00 are $2 per piece; prices vary on documents for periods prior to 01/01/00.

E.fund account checks                       First 20 are free; box of 150, $15.95
E.fund ATM withdrawal                       $0.65
E.fund cash advance at bank                 $2.50
E.fund annual fee                           $35
E.fund account debit card replacement       $10

DIVIDENDS AND DISTRIBUTIONS

Each fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year.

Normal frequency of dividends and distributions For all of our equity funds, distributions of capital gains (both long-term and short-term) and investment income normally are declared and paid once a year. For Citizens Income Fund, dividends of investment income normally are declared and paid monthly and capital gains are distributed once a year. For Citizens Ultra Short Bond Fund, dividends of investment income normally are declared daily and paid monthly, and capital gains are distributed once a year. For Citizens Balanced Fund, dividends of investment income normally are declared and paid quarterly and capital gains are distributed once a year. For Citizens Money Market Fund, dividends are declared daily and paid monthly, and the fund expects to make no capital gains distributions. A fund won't declare a dividend or distribution if it has no net income or capital gains, and may make additional distributions at any time if tax considerations make it necessary.

Receiving your dividends and distributions You can receive your dividends and distributions in one of four ways: automatically reinvested in additional shares of the same fund; automatically invested in another Citizens fund of your choice; sent to you by check; or electronically transferred to your bank account (via ACH).

Unless you instruct us otherwise, your account will be set up for automatic reinvestment. Your dividends and distributions will be used to buy additional shares of the same fund at the NAV calculated on the date the dividends or distributions are paid. Information regarding dividends and other distributions will be included on your statement.

Note regarding "lost shareholders" In the event that mail sent to the address on your account is returned by the post office as "undeliverable" and you have elected to have your account dividends and/or distributions paid in cash, the fund reserves the right to change the payment options on your account to "reinvest." In such event, returned checks and subsequent fund distributions would be reinvested in additional fund shares within your account. In order to change your distribution options back to "cash," we would need to receive your instructions to do so in writing.

TAX INFORMATION

The following discussion generally describes the tax considerations pertinent to a fund investor who is an individual taxpayer. These considerations may not be relevant if you are investing through a tax-deferred account such as an IRA, SEP IRA or 401(k) account. Because each investor's tax situation is unique, we suggest that you consult your tax adviser for further information.

Taxability of dividends and distributions You generally will be subject to federal income tax (and any state or local taxes) on the distributions you receive from a fund, regardless of whether you take them in cash or reinvest them in additional shares.

Distributions of net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally treated as long-term capital gains for federal tax purposes. Distributions from "qualified dividend income" (generally, income derived from dividends from U.S. corporations and certain foreign corporations) are generally treated as qualified dividend income, which is taxed at reduced rates for non-corporate shareholders. Other distributions are generally taxable as ordinary income. Each January, to the extent we are required by applicable law, we will send you a statement that describes the federal tax status of the dividends and distributions paid to you during the previous calendar year.

"Buying a dividend" If you purchase shares just before a fund makes a distribution, you will pay the full purchase price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is known as "buying a dividend." If you wish to avoid this, you may want to check to see when the fund's next anticipated distribution is. This is not a concern for investments made through tax-deferred accounts or for investments in Citizens Money Market Fund.

Tax on dispositions of fund shares Redeeming (selling) fund shares and exchanging them for shares of another Citizens fund generally are considered taxable events. Depending on how much you paid for the shares you are selling or exchanging, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions. This is not a concern for shares held in tax-deferred accounts.

Federal income tax withholding If you are neither a citizen nor a resident of the United States, each fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States as described in this paragraph.

[LOGO OF CITIZENS FUNDS(R)]

800.223.7010

www.citizensfunds.com

TO LEARN MORE

Additional documents are available that can help you learn more about the funds:

Statement of Additional Information (SAI) -- contains more detailed information about the management and operations of the funds. The SAI is incorporated by reference into this prospectus (meaning it is legally part of it).

Annual and Semi-Annual Reports to Shareholders -- issued every six months, shareholder reports contain performance figures and discussions of the market conditions and investment strategies that significantly affected the funds' performance during the report period.

You can receive a copy of each fund's current SAI and shareholder report without charge by calling 800.223.7010 or by visiting our web site at www.citizensfunds.com.

Information about Citizens Funds, including the current SAI and shareholder report, are also available from the SEC through a variety of methods. You can:

..    find them on the Edgar Database of the SEC Internet site at
     http://www.sec.gov
..    have copies sent to you (after paying a copying fee) by writing to the
     SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request to publicinfo@sec.gov
..    view and copy them in person at the SEC's Public Reference Room in
     Washington, D.C.; for more information, call 202.942.8090


Citizens Funds are available through such popular mutual fund supermarkets as Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments FundsNetwork(R).

Citizens Funds(R), Citizens Index(R), and E.fund(R) are registered trademarks of Citizens Advisers, Inc.

Transfer and Dividend Paying Agent: BISYS, 3435 Stelzer Road, Columbus, OH 43219

(C)2003 Citizens Advisers, Inc.

SEC File No. 811-3626

[RECYCLED LOGO] Printed on recycled paper with soy-based inks.         PROS 8/03